UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri 63043 (Address of principal executive offices) (Zip Code)

(314) 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated with Exit or Disposal of Activities.
On September 29, 2015, the Board of Directors (the “Board”) of SunEdison, Inc. (the “Company”) approved management’s recommendation to a restructuring intended to optimize business operations in alignment with current and future market opportunities, and accelerate cash flow positive operations. The restructuring provides for a workforce reduction of approximately 15% of the Company’s global workforce in response to current and expected market conditions and in order to remove duplicative activities created as a result of merger and acquisition activities and business growth.
In connection with the restructuring, the Company estimates that it will incur total charges of approximately $30 million to $40 million which will be recorded in the third quarter of 2015 and through the first quarter of 2016. These charges primarily consist of severance and other benefits to terminated employees, most of which are expected to be paid out by the end of the fourth quarter of 2016.
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “believe,” “intend,” “plan,” “predict,” “outlook,” “objective,” “forecast,” “target,” “continue,” “will,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that SunEdison expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond SunEdison’s control and are described in SunEdison’s Form 10-K for the fiscal year ended December 31, 2014, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. Forward-looking statements provide SunEdison’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made, but SunEdison can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. SunEdison disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law.
Item 7.01    Regulation FD Disclosure
On October 5, 2015, the Company issued a press release regarding the restructuring. The press release also announced an investor presentation on Wednesday, October 7, at 8:00 am EDT featuring Ahmad R. Chatila, chief executive officer of SunEdison, and Brian Wuebbels, chief financial officer of SunEdison. A copy of the press release is furnished as Exhibit 99.1 to this Report.
In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit                Description
99.1                Press release issued October 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2015
SUNEDISON, INC.

By:    /s/ Martin H.Truong___________
Name: Martin H. Truong
Title: Senior Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Item
99.1	Press Release issued October 5, 2015